EXHIBIT 19

                                POWER OF ATTORNEY

         Know All People by These presents, that the undersigned, acting on behalf of RREEF Securities Fund, Inc., a Maryland corporation (the "Corporation"), hereby appoints Arthur Don, Kim G. Redding, Donald A. King and Barry H. Braitman and each of them jointly and severally, each with the power of substitution, his true and lawful attorney-in-fact with authority to execute in his name and to file with the Securities and Exchange Commission, together with any exhibitis thereto and other documents therewith, any pre- and post-effective amendments to the Corporation's Registration Statement on Form N-1A under the Securities Act of 1933 (Registration No. 33-7699) and/or the Investment Company Act of 1940 (Registration No. 11-4786), which are necessary or advisable to enable the Registration Statement to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the Registration Statement as the aforesaid attorney-in-fact executing the same documents deems appropriate.


Dated this 30th day of June, 1995.

      Signature                                                 Title

/s/ Kim G. Redding                                  President, Chief Executive
    Kim G. Redding                                  Officer and Director

/s/ Gregory L. Melchor                              Director
    Gregory L. Melchor

/s/ Willis K. Polite                                Director
    Willis K. Polite

/s/ Donald A. King                                  Director
    Donald A. King

/s/ William Wilson III                              Director
    William Wilson III

/s/ Paula A. Ferkull                                Chief Financial Officer and
    Paula A. Ferkull                                Chief Accounting Officer

                                POWER OF ATTORNEY

         Know All People by These presents, that the undersigned, acting on behalf of RREEF Securities Fund, Inc., a Maryland corporation (the "Corporation") constitutes and appoints Arthur Don, Kim G. Redding, Donald A. King and Barry H. Braitman, jointly and severally, the Corporation's attorneys-in-fact, each with power of substitution, for it in any and all capacities, to sign any post-effective amendments to the Corporation's registration statement on Form N-1A under the Securities Act of 1933
(Registration No. 33-7699) and/or the Investment Company Act of 1940 (Registration No. 11-4786), and to file the same, including exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and all applicable state regulatory authorities, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes or substitutes, may do or cause to be done by virtue hereof.

Dated this 12th day of December, 1995.


                                                RREEF SECURITIES FUND, INC.




                                                By: /s/ Kim G. Redding
                                                   -------------------------
                                                    Kim G. Redding, President